©2024 Ideanomics / Confidential & Proprietary 1 April 2024 Ideanomics NASDAQ: IDEX

©2024 Ideanomics / Confidential & Proprietary 2 DISCLOSURE AND FORWARD-LOOKING STATEMENTS This presentation contains certain statements that may include 'forward looking statements’ within the meaning of federal securities laws. All statements, other than statements of historical facts, included herein are 'forward-looking statements.’ Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the Company's periodic reports that are filed with and available from the Securities and Exchange Commission. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements. The financial information and data contained in this presentation is unaudited and does not conform to the Securities and Exchange Commission's Regulation S-X. This presentation includes certain estimated financial information and forecasts that are not derived in accordance with generally accepted accounting principles (GAAP), and which may be deemed to be non-GAAP financial measures within the meaning of Registration G promulgated by the Securities and Exchange Commission. The Recipient acknowledges that US securities laws prohibit any Person who has received from an issuer any material, non-public information from purchasing or selling securities of such issuer or from communicating such information to any other Person under circumstances in which it is reasonably foreseeable that such Person is likely to purchase or sell such securities.

©2024 Ideanomics / Confidential & Proprietary 3 About Ideanomics Our mission: Accelerate the commercial adoption of electric vehicles through differentiated vehicles and charging We provide made-in-America solutions needed for the commercial transportation sector to commit to an EV future, with a focus on the high growth mid-mile and last-mile delivery markets.

©2024 Ideanomics / Confidential & Proprietary 4 About Ideanomics Our Journey in EV & Charging: 2019 – 2021 we grew and acquired several companies in EV and EV Charging We acquired young companies with exciting tech and invested heavily to commercialize those technologies into robust, reliable, and market-leading products 2022 – 2023 we right-sized our businesses We focused on high-growth market segments and fine-tuned our businesses for scalable growth, while improving our gross margins through extensive cost control measures 2024 and Beyond We have acquired the types of customers needed to support our growth. We are now focused on share price appreciation and shareholder returns

©2024 Ideanomics / Confidential & Proprietary 5 Commercial EV Market – The Time Is Now Target market has made public comments on their commitment to electrify Legislation sunsetting gasoline and diesel is in place, and in some states is biting hard Financial incentives increasingly available to fleets seeking to electrify Short-term opportunity is there, as demand for commercial EVs is outpacing supply Long-term opportunity is there, as EVs are less expensive to own and operate, resulting in significantly lower total cost of ownership for fleets Ideanomics’ has the vehicle and charging products to exploit both the short-term and long-term

©2024 Ideanomics / Confidential & Proprietary 6 Market-Leading Commercial EV Technologies We Electrify: Transit Ports Warehouse CommercialMunicipality And Beyond… Our Brands: Wireless Charging Class 2-5 EV Platform Electric Motorcycles & Proprietary EV Tech Electric Tractors

©2024 Ideanomics / Confidential & Proprietary 7 WAVE Charging NASDAQ: IDEX

©2024 Ideanomics / Confidential & Proprietary 8 WAVE Wireless Charging Simplifies Electrification Space-saving and readily available for low operational impact High-Power Wireless Charging for Commercial Vehicles (125kW-500kW) 1 No heavy cables or moving parts2 Nothing to corrode or collide with3

©2024 Ideanomics / Confidential & Proprietary 9 Innovative Approach to Charging Medium- and Heavy-Duty Vehicles WAVE wireless charging allows fleets to extend the range of their electric MHDVs by utilizing downtime that is already part of diesel MHDV duty cycles. § Warehouse and Logistics à Loading bays, queueing § Transit à Layovers and strategic stops § Ports à Waiting areas, in-operational charging § Airports à Bus layovers, parking pick up/drop off, food catering Plus, with wireless charging, fleets are prepared for the autonomous vehicle future, with no requirement for a human to manually plug in the vehicle.

©2024 Ideanomics / Confidential & Proprietary 10 Customers include: On road: • Fortune 50 retail and logistics companies – Powering trucks for middle-mile logistics and distribution center vehicles. • Transit authorities including AVTA – The first all-electric transit agency in North America Off road: • Port of LA and Port of Long Beach • Universal Studios Hollywood Powering Trucks and Transit Across the US

©2024 Ideanomics / Confidential & Proprietary 11 Investment Highlights Leverage over $100MM invested to date in technology ready to scale • Multiple projects with large-scale customers present the opportunity to expand rapidly to multiple sites – immediately elevating the profile of WAVE for customers and investors • Limited competition with high barriers to entry – WAVE has spent 13 years developing and refining the most robust high-powered wireless charging system globally. • Over $100MM USD invested in the technology has underwritten a large and growing IP portfolio demonstrates the innovation at WAVE and creates further barriers for the competition. • Sticky long-term engagements with customers. WAVE Charging systems require capital improvements which become critical to customer operations. • Macro tailwinds – Wireless charging is supported by macro trends in autonomous vehicles, industrial IoT, and infrastructure investment. 1 3 5 4 2

©2024 Ideanomics / Confidential & Proprietary 12 Key Financial Metrics 27 89 300 460 727 1135 2023 2024 2025 2026 2027 2028 Unit Sales $4 $11 $36 $68 $105 $163 21% 15% 21% 23% 23% 23% 2023 2024 2025 2026 2027 2028 Revenue & Gross Margin Revenue (in $Ms) Gross Margin % -161% -47% -1% 10% 14% 17% ($10) ($5) $0 $5 $10 $15 $20 $25 $30 $35 2023 2024 2025 2026 2027 2028 EBITDA EBITDA $ EBITDA % Commentary • Operating profit achieved in Q4 of next year, EBITDA positive within 24 months. • Unit sales & revenue projections based on conservative growth at key customers. 1 of the major retailers going to scale could exceed this forecast.

©2024 Ideanomics / Confidential & Proprietary 13 VIA Motors NASDAQ: IDEX

©2024 Ideanomics / Confidential & Proprietary 14 Cost-Effective Modular Platform for Class 2-5 Vehicles Designed from the ground up to meet the needs of modern commercial fleet operations and drivers: • Lowest platform in the industry through a unique suspension • Shortest turning circle, ideal for urban driving • Battery agnostic • Low manufacturing cost and easy to repair Our strategy is to license the skateboard platform to OEMs as part of a deal to contract manufacture the vehicles for our direct customer sales

©2024 Ideanomics / Confidential & Proprietary 15 Modular Skateboard Architecture 15 Flexible / scalable / modular platform • Class 2-5 vehicles; FWD and AWD • Multiple battery sizes (85-250 mi range) • Enables wide range of Body Styles • Product-process enables CKD/SKD, lean global footprint Enables continuous flat load floor • Compact rear suspension enables continuous flat load floor in both FWD and AWD applications Improved maneuverability & Efficient Vehicle Size • Enhanced maneuverability with ‘industry leading’ turn circle • Enables ‘Cab forward’ driver position; improved visibility & greater cargo volume for given wheelbase Cargo efficiency & Low / flat load floor • Low load floor and step in heights • Flat floor from the Cab thru the rear of vehicle Modular Chassis Skateboard platform to enable a full portfolio of truck offerings Attracting interest to collaborate from large body manufacturers and major commercial OEMs Advantages of all new architecture vs. ‘existing’ rolling chassis

©2024 Ideanomics / Confidential & Proprietary 16 About Ideanomics Summary: Local, last-mile, mid-mile fleet sector is a high-growth, multi-billion Dollar opportunity Our fleet customers need reliable vehicles fit for purpose Our fleet customers need charging systems which maximize vehicle availability and support autonomous Our vehicles and charging systems are BETTER and DIFFERENTIATED Investors have the opportunity to participate in outsized returns as industry matures and winners rise to the top – Ideanomics is well-placed to be one of those winners

©2024 Ideanomics / Confidential & Proprietary 17 Innovative Commercial EV Technologies and Products for fleet operators Thank you! NASDAQ: IDEX Alf Poor, CEO Ideanomics, Inc. ir@Ideanomics.com